UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 7, 2015

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                                        Changes in Registrant’s Certifying Accountant.

(a)                                 On August 7, 2015, the Audit Committee of the Board of Directors (the “Committee”) of InVivo Therapeutics Holdings Corp. (the “Company”) appointed McGladrey LLP (“McGladrey”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  As a result, on August 7, 2015, the Committee dismissed Wolf & Company, P.C. (“Wolf”) as the Company’s independent registered public accounting firm.

The reports of Wolf on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2013 and December 31, 2014 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report for the fiscal year ended December 31, 2013 contained an explanatory paragraph with respect to substantial doubt as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2013 and December 31, 2014, and the subsequent interim period through the date of dismissal of Wolf, (i) there were no disagreements with Wolf on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of Wolf, would have caused Wolf to make reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements for such years, and (ii) there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Wolf with a copy of this Current Report on Form 8-K and has requested a letter addressed to the Securities and Exchange Commission stating whether or not Wolf agrees with the above statements. A copy of the letter dated August 10, 2015 from Wolf is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)                                 As noted above, on August 7, 2015, the Committee approved the appointment of McGladrey as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2015.  During the Company’s two most recent fiscal years ended December 31, 2013 and December 31, 2014, and the subsequent interim period through August 7, 2015, neither the Company, nor anyone on its behalf, has consulted with McGladrey regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.                                        Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit
Number	Description

16.1	Letter from Wolf & Company, P.C. dated August 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: August 10, 2015	By:	/s/ Tamara Joseph
	Name:	Tamara Joseph
	Title:	SVP, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter from Wolf & Company, P.C. dated August 10, 2015